Exhibit 99.1

ELECTRA AI and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) Selected by Westbrook Racing by Visit Angola to Bring AI Battery Intelligence to E1 Electric Powerboat Racing

As Official Battery Intelligence Partner, ELECTRA AI brings the AI Brain for Batteries™ platform and its Race Boost Optimizer module to the crew: deeper insight into battery health over time and data-driven race strategy, with no changes to the existing pack.

BOSTON, MA, BOCA RATON, Fla., Los Angeles, Calif. - October 13, 2026 - ELECTRA AI (“ELECTRA”), the AI Brain for Batteries™ platform, and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (“Iron Horse”) today announced that Westbrook Racing by Visit Angola, a leading team in the UIM E1 World Championship, has selected ELECTRA AI as its Official Battery Intelligence Partner, deploying the AI Brain for Batteries™ platform and its Race Boost Optimizer module under a three-year agreement beginning with the 2026 season. Using the Team’s post-race telemetry data, the same data available to all teams, the software gives the crew greater insight into battery health and performance over time and helps optimize race strategy for each course.

Electric powerboat racing is decided at the edge of what the battery can deliver. Energy is finite. Boost windows are short. The difference between a podium and the pack is how well a team understands its battery pack and how well it plans the way it deploys power. ELECTRA AI helps Westbrook Racing by Visit Angola build that understanding.

ELECTRA AI will join the team trackside at the Miami Races in November.

A software layer that enhances crew expertise

The AI Brain for Batteries™ platform joins the team’s engineering toolkit as a software tool that uses the Team’s post-race telemetry data, the same data available to all teams, to deepen the engineers’ understanding of the battery pack.

It estimates State of Health (SoH), State of Charge (SoC), State of Power (SoP), and Remaining Useful Life (RUL) using physics-informed methods that combine physics-based estimation with advanced machine learning and AI. It uses those estimates to give the Team greater insight into battery health and performance over time, helping it better understand degradation and longer-term performance trends, and to analyze how the Team uses its boost, helping optimize strategy for the specific characteristics and layout of each race course.

The system is built to enhance human expertise, not replace it. Boost and energy strategy in E1 has always come down to the driver’s and engineer’s judgment. The platform adds data to that judgment. It supports strategy development and post-session review, showing where boost counts most. The team always makes the calls.

The platform makes no changes to the battery management system. It complies with the E1 technical regulations and leaves the homologated pack exactly as approved, keeping the boat compliant and safe.

Every insight is grounded in the pack’s real conditions, not guesswork, and every analysis runs on the same post-race data available to all teams.

“Racing is one of the hardest tests of battery intelligence. The margin between winning and losing is energy you can trust. The AI Brain for Batteries™ platform gives the crew a clear read on the pack and a sharper boost-and-energy strategy, while the calls stay with the team. That is what precision at the limit looks like”, said Fabrizio Martini, CEO and Co-Founder of ELECTRA AI.

How it works

The Race Boost Optimizer runs on the analytics engine of the AI Brain for Batteries™ platform. It works from the Team’s post-race telemetry data, the same data available to all teams, covering boat data such as speed, position, and power demand, and battery data such as voltage, current, and temperature, together with the Team’s race inputs, including course layout, weather, and regulations, and historical race data. The engine ingests and validates that data, processes it, runs battery analytics, and feeds an AI insights engine. The resulting analysis reaches the crew through the platform interface for strategy development and review. Every session feeds back into the historical data, so insights and recommendations sharpen across the season.

What it changes for the team

The platform delivers three advantages that compound over seasons.

●	Battery health over time. State of Health and Remaining Useful Life visibility gives Westbrook Racing by Visit Angola greater insight into degradation and longer-term performance trends across the calendar.

●	Course-specific strategy. Post-race analysis of how the Team uses its boost helps optimize strategy for the specific characteristics and layout of each race course.

●	Season-long consistency. Every session feeds back into the historical dataset, so insights sharpen from the first race to the final.

“Experienced crews bring judgment and instinct to every race. The AI Brain for Batteries™ platform complements that expertise with data on battery condition and available energy, helping teams make more informed decisions about how to use that energy throughout each session,” said Giovanni Rossi, Head of Marketing and Communications, ELECTRA AI.

“We race at the edge of what the boat can do. Understanding how our battery is aging and how we actually used our boost after each race changes how we prepare for the next course. ELECTRA AI puts more data behind our decisions without touching our pack”, said Westbrook Racing by Visit Angola Team.

About ELECTRA AI

ELECTRA AI is the leading AI-driven cleantech and B2B software company, accelerating the world’s transition to electrification by unlocking the full potential of battery technology. ELECTRA AI builds the AI Brain for Batteries™ platform, a unified intelligence layer that enables battery systems to be monitored, optimized, and controlled across their full lifecycle. By combining Agentic AI, Physical AI, Physics-informed Battery Modeling with Large Quantitative Models (LQMs), ELECTRA AI transforms batteries from passive hardware into intelligent, adaptive, and increasingly autonomous assets.

ELECTRA AI powers battery intelligence across every major battery-powered sector, including Energy Infrastructure (BESS for grid, renewables, and data centers), autonomous systems (robotics, humanoid, space assets), and e-mobility, helping make electrification safer, more resilient, and more economically productive. ELECTRA AI was co-founded in 2015 by Fabrizio Martini, inspired by work conducted as a Principal Investigator on NASA projects.

ELECTRA AI has entered into a definitive business combination agreement with Iron Horse Acquisition II Corp. (Nasdaq: IRHO). The combined company is expected to list on Nasdaq in the second half of 2026 under the ticker AIBR. More information is available at https://www.electrabrain.ai/investors/.

About Iron Horse Acquisition II Corp.

Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (www.ironhorseacquisitions.com) is a special purpose acquisition company co-founded by CEO and Chairman Jose Antonio Bengochea and CFO Bill Caragol. Iron Horse completed its initial public offering in December 2025, raising gross proceeds of approximately $230 million. Iron Horse was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, with a particular focus on companies in the AI, media, and technology sectors.

About Westbrook Racing by Visit Angola

Westbrook Racing by Visit Angola competes in the UIM E1 World Championship, the global platform for electric marine racing dedicated to advancing sustainable mobility on water. The team finished second overall in its debut 2024 season and has since established itself as one of the series’ leading contenders. In March 2026, Westbrook Racing by Visit Angola announced a title partnership with Visit Angola, the country’s national tourism authority. Beginning with the second race of the 2026 season, the team competes as Westbrook Racing by Visit Angola, a strategic collaboration designed to boost international visibility, support tourism development, and drive long-term investment in sport and sustainability. The team fields a mixed-gender pilot line-up: Sara Price, one of the most accomplished female drivers in cross-country motor racing, and Lucas Ordóñez, a Le Mans 24 Hours podium finisher and one of the most recognisable names to emerge from GT racing and driver development programmes. Led by actor Will Smith and backed by co-owners Leonardo Maria Del Vecchio and Alshair Fiyaz, Westbrook Racing by Visit Angola blends performance, innovation, and global storytelling to engage fans and partners around the world. Operating at the intersection of sport, sustainability, and entertainment, the team is helping advance electric marine technology while building a globally relevant platform for its partners. More information: https://westbrook-racing.com

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. For example, statements regarding the anticipated timing of closing, expectations regarding the combined company’s business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; (ii) the outcome of any legal proceedings that may be instituted against Iron Horse, Electra, the combined company, or others following the announcement of the transaction; (iii) the inability to complete the transaction due to the failure to obtain approval of the stockholders of Iron Horse or to satisfy other conditions to closing; (iv) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transaction; (v) the ability to meet Nasdaq’s continued listing standards following the consummation of the transaction; (vi) the risk that the transaction disrupts current plans and operations of Electra as a result of the announcement and consummation of the transaction; (vii) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (viii) costs related to the transaction; (ix) changes in applicable laws or regulations; and (x) the possibility that Electra or the combined company may be adversely affected by other economic, business, and/or competitive factors. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP.

Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination are contained in the Registration Statement.

Media Contacts

ELECTRA AI

www.electrabrain.ai

Giovanni Rossi – grossi@electravehicles.com

IRON HORSE

www.ironhorseacquisitions.com

Bill Caragol – bill@ironhorseacquisition.com

WESTBROOK RACING BY VISIT ANGOLA

https://westbrook-racing.com/

Yan Lefort - yan@westbrook-racing.com

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